Fourth Quarter & Full Year 2023 Supplemental Information FEBRUARY 6, 2024

2 Legal Disclosures This presentation has been prepared for KKR Real Estate Finance Trust Inc. (NYSE: KREF) for the benefit of its stockholders. This presentation is solely for informational purposes in connection with evaluating the business, operations and financial results of KKR Real Estate Finance Trust Inc. and its subsidiaries (collectively, "KREF“ or the “Company”). This presentation is not and shall not be construed as an offer to purchase or sell, or the solicitation of an offer to purchase or sell, any securities, any investment advice or any other service by KREF. Nothing in this presentation constitutes the provision of any tax, accounting, financial, investment, regulatory, legal or other advice by KREF or its advisors. This presentation may not be referenced, quoted or linked by website by any third party, in whole or in part, except as agreed to in writing by KREF. This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect the Company’s current views with respect to, among other things, its future operations and financial performance. You can identify these forward looking statements by the use of words such as “outlook,” “believe,” “expect,” “potential,” “continue,” “may,” “should,” “seek,” “approximately,” “predict,” “intend,” “will,” “plan,” “estimate,” “anticipate,” the negative version of these words, other comparable words or other statements that do not relate strictly to historical or factual matters. By their nature, forward-looking statements speak only as of the date they are made, are not statements of historical fact or guarantees of future performance and are subject to risks, uncertainties, assumptions or changes in circumstances that are difficult to predict or quantify. The forward-looking statements are based on the Company’s beliefs, assumptions and expectations, taking into account all information currently available to it. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to the Company or are within its control. Such forward-looking statements are subject to various risks and uncertainties, including, among other things: the general political, economic, competitive, and other conditions in the United States and in any foreign jurisdictions in which we invest; global economic trends and conditions, including heightened inflation, slower growth or recession, changes to fiscal and monetary policy, fluctuations in interest rates and credit spreads, labor shortages, currency fluctuations and challenges in global supply chains; deterioration in the performance of the properties securing our investments; difficulty accessing financing or raising capital; and the risks, uncertainties and factors set forth under Part I-Item 1A. “Risk Factors” of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, as such factors may be updated from time to time in the Company’s periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in this release. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements and information included in this release and in the Company’s filings with the SEC. All forward-looking statements in this release speak only as of the date of this release. The Company undertakes no obligation to publicly update or review any forward-looking statements, whether as a result of new information, future developments or otherwise, except as required by law. All forward looking statements in this presentation speak only as of February 6, 2024. KREF undertakes no obligation to publicly update or review any forward-looking statements, whether as a result of new information, future developments or otherwise, except as required by law. All financial information in this presentation is as of December 31, 2023 unless otherwise indicated. This presentation also includes non-GAAP financial measures, including Distributable Earnings and Distributable Earnings per Diluted Share. Such non-GAAP financial measures should be considered only as supplemental to, and not as superior to, financial measures prepared in accordance with U.S. GAAP. Please refer to the Appendix of this presentation for a reconciliation of the non-GAAP financial measures included in this presentation to the most directly comparable financial measures prepared in accordance with U.S. GAAP.

KKR Real Estate Finance Trust Inc. Overview

Best In Class Portfolio

$7.8 B
Investment Portfolio

100%
Senior Loans

55%
Multifamily & Industrial

$122 M
Average Loan Size[1]

98%
Interest Collected

Senior loans secured primarily by ***transitional, institutional multifamily, office and industrial properties*** owned by ***high quality sponsors***

Conservative Balance Sheet

$8.9 B
Financing Capacity

76%
Fully Non-Mark-to-Market[2]

$630 M
Current Liquidity[3]

Conservative liability management focused on ***diversified non-mark-to-market*** financing

KREF's Manager Fully Integrated with KKR

14%
KKR Ownership in KREF

$553 B
Global AUM[4]

$28 B
Balance Sheet[4]

$69 B
Real Estate AUM[4][5]

~150
Real Estate Professionals[4]

One firm culture that rewards ***investment discipline, creativity and determination*** and emphasizes the ***sharing of information, resources, expertise and best practices***

(1) Average loan size is inclusive of the unfunded commitment
(2) Based on outstanding principal amount of secured financing, including non-consolidated senior interests
(3) Includes $136 million in cash, $450 million undrawn corporate revolver capacity and $44 million of available borrowings based on existing collateral
(4) As of December 31, 2023
(5) Figures represent AUM across all KKR real estate transactions

KREF

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4 • 4Q and full year 2023 Net Income (Loss)(1) of ($0.27) and ($0.78) per diluted share (includes a CECL provision of $50 million and $175 million, or ($0.71) and ($2.53) per diluted share, respectively) • 4Q and full year Distributable Earnings (Loss)(2) of ($0.37) and $0.83 per diluted share (includes write-offs of $59 million and $74 million, or ($0.85) and ($1.07) per diluted share, respectively) • Book Value per Share (“BVPS”) of $15.52 per share, compared to $16.29 per share as of 3Q'23 (includes a CECL allowance of $213 million, or ($3.06) per share as of December 31, 2023, representing 288 basis points of loan principal balance) • The Company’s Board of Directors declared a dividend of $0.25 per share of common stock with respect to the first quarter of 2024. The dividend is payable on April 15, 2024 to KREF’s common stockholders of record as of March 28, 2024 Fourth Quarter and Full Year 2023 Highlights (1) Represents Net Income or loss attributable to common stockholders (2) See Appendix for definition and reconciliation to financial results prepared in accordance with GAAP (3) Includes the amortization of deferred origination fees, loan origination costs and purchase discounts, and excludes loans accounted for under the cost recovery method • $7.8 billion predominantly senior loan portfolio with a weighted average unlevered all-in yield(3) of 9.0% • Multifamily and industrial assets represent 55% of loan portfolio • Weighted average risk rating of 3.2 • Funded $139 million and $684 million for loans closed in previous years in 4Q and during the full year 2023 • Received $188 million and $767 million in loan repayments in 4Q and during the full year 2023 • Collected 98% of interest payments during 2023 • Monitoring seven watch list loans, including three office assets Financials Portfolio Liquidity & Capitalization • $630 million of available liquidity, including $136 million of cash and $450 million undrawn capacity on the corporate revolver • Diversified financing sources totaling $8.9 billion with $2.8 billion of undrawn capacity • 76% of secured financing is fully non-mark-to-market and the remaining balance is mark-to-credit only • Upsized a $240 million term credit facility to $400 million and extended the final maturity date to December 2027 • Repaid $144 million convertible notes in cash • No corporate debt or final facility maturities due until 1Q'26

5 4Q'23 Financial Summary (1) See Appendix for definition and reconciliation to financial results prepared in accordance with GAAP (2) Book value per share includes CECL allowance of $213 million or ($3.06) per share Income Statement ($ in Millions) 4Q'23 Net Interest Income $46.5 Other Income 4.2 Operating Expenses (14.1) Provision for Credit Losses (49.5) Preferred Stock Dividends (5.3) Other (0.5) Net Income (Loss) Attributable to Common Stockholders ($18.7) Net Income (Loss) per Share, Diluted ($0.27) Distributable Earnings (Loss)(1) ($26.0) Distributable Earnings (Loss) per Share, Diluted(1) ($0.37) Dividend per Share $0.43 Diluted Weighted Average Shares Outstanding 69,384,309 Balance Sheet ($ in Millions) 4Q'23 Commercial real estate loans, net $7,133.1 Real estate owned 183.1 Cash 135.9 Other 95.5 Total Assets 7,547.6 Secured financing agreements, net 3,782.4 Collateralized loan obligations, net 1,942.2 Secured term loan, net 335.3 Other 83.5 Total Liabilities 6,143.4 Total Equity 1,404.2 Common Shareholders' Equity 1,077.0 Book Value per Share(2) $15.52 Common Shares Outstanding 69,313,860

6 ($0.45) ($0.37) $0.31 ($0.27) $0.48 $0.48 $0.25 ($0.37) Net Income (Loss) per Diluted Share Distributable Earnings (Loss) per Diluted Share 1Q'23 2Q'23 3Q'23 4Q'23 $0.43 Recent Operating Performance (1) Represents Net income (loss) attributable to common stockholders (2) See Appendix for definition and reconciliation to financial results prepared in accordance with GAAP (3) 3Q'23 Distributable earnings before realized losses on loan write-offs is $32 million, or $0.47 per share (4) 4Q'23 Distributable earnings before realized losses on loan write-offs is $33 million, or $0.47 per share Net Income and Distributable Earnings Dividends and Book Value Per Share ($ in Millions) 1Q'23 2Q'23 3Q'23 4Q'23 Net income (loss)(1): ($30.8) ($25.8) $21.4 ($18.7) Distributable earnings (loss)(2): $33.1 $33.1 $17.4 ($26.0) 1Q'23 2Q'23 3Q'23 4Q'23 Dividend per share: $0.43 $0.43 $0.43 $0.43 Dividend yield on book value per share: 10.0% 10.5% 10.6% 11.1% $17.16 $16.38 $16.29 $15.52 Book Value per Share 1Q'23 2Q'23 3Q'23 4Q'23(3) (4)

7 Last Twelve Months Activity (1) Includes real estate owned and CMBS B-Pieces held through an equity method investment (2) Future funding obligations are generally contingent upon certain events and may not result in investment by us (3) Includes a $59 million loan write-off and a transfer of $10 million to REO related other assets, net Portfolio Funding Activity – Outstanding Principal(1) Future Funding Obligations(2) ($ in Millions) $7,916 $7,916 $8,033 $8,034 $8,034 $7,872 $7,872 $7,872 $7,885 $7,885 $7,870 $7,870 $7,821 $7,821 $7,752 $1,544 $204 $87 $1,347 $177 $339 $1,199 $165 $152 $15 $1,012 $139 $188 $69 $821 $9,460 $9,381 $9,071 $8,882 $8,573 4Q'22 Portfolio 1Q'23 Fundings 1Q'23 Repayments 1Q'23 Portfolio 2Q'23 Fundings 2Q'23 Repayments 2Q'23 Portfolio 3Q'23 Fundings 3Q'23 Repayments 3Q'23 Write-off 3Q'23 Portfolio 4Q'23 Fundings 4Q'23 Repayments 4Q'23 REO Impact 4Q'23 Portfolio (3)

8 Class-A 74% Class-B 26% KREF Loan Portfolio by the Numbers (1) Includes real estate owned and CMBS B-Pieces held through an equity method investment (2) Senior loans include senior mortgages and similar credit quality loans, including related contiguous junior participations in senior loans where KREF has financed a loan with structural leverage through the non-recourse sale of a corresponding first mortgage (3) KREF classifies a loan as life science if more than 50% of the gross leasable area is leased to, or will be converted to, life science-related space (4) “Other” property types include: 2% Condo (Residential), 2% Self-Storage, 1% Student Housing and 1% Single Family Rental (5) Office property certification % is based on current principal loan balance; see description for LEED certification in the Appendix Geography Investment Type(2) Property Type Interest Rate TypeTotal Portfolio(1) 6% 8% 9% 15% 18% 12% Other <5%: 26% ($ in Millions) 92% Office(5)6% Washington, D.C. $5,075 $4,998 $6,792 $7,916 $7,752 4Q'19 4Q'20 4Q'21 4Q'22 4Q'23 Senior Loans 100% Floating 99% Fixed 1% Multifamily Class-A 93% Class-B 7% Multifamily 41% Office 24% Industrial 14% Life Science 10% Hospitality 5% Other 6% (3) (4)

9 0% 1% 84% 8% 7% 1 2 3 4 5 Weighted Average Risk Rating(3): 3.2 Portfolio Credit Quality Overview Note: The charts above are based on percentage of our loan portfolio (1) LTV is generally based on the initial loan amount divided by the as-is appraised value as of the date the loan was originated or by the current principal amount as of the date of the most recent as-is appraised value, except as noted in the footnotes to the “Portfolio Details” Summary in the Appendix (2) Includes non-consolidated senior interests and excludes risk-rated 5 loans (3) Weighted average is weighted by current principal amount Collected 98% of interest payments due on loan portfolio during 2023 Loan-to-Value(1)(2) Risk Rating Distribution Weighted Average LTV(3): 65% Loan Count 4Q '2 3 Weighted Average LTV(3): 66% Weighted Average Risk Rating(3): 3.2 3Q '2 3 24% 20% 30% 20% 6% 0 - 60% 60 - 65% 65 - 70% 70 - 75% 75 - 80% 21% 25% 27% 21% 6% 0 - 60% 60 - 65% 65 - 70% 70 - 75% 75 - 80% 0 2 4 362 0 2 4 360Loan Count 0% 1% 86% 6% 7% 1 2 3 4 5

10 Watch List Migrations Quarter-over-Quarter In 4Q'23, KREF had one REO transfer, two risk-rating upgrades and three risk-rating downgrades 3Q’23 Watch List Intra-Quarter Activity 4Q’23 Watch List Total Principal: $551 million Risk Rating: 5 Total Principal: $512 million Mountain View Office Mountain View Office Minneapolis Office Minneapolis Office Philadelphia Office Transferred to REO Downgraded from 3 to 5 Seattle Life Science Total Principal: $636 million Risk Rating: 4 Total Principal: $476 million Boston Office Boston Office West Hollywood Multifamily West Hollywood Multifamily Washington, D.C. Office (4Q’23 Principal Amount: $173 million) Upgraded from 4 to 3 (repaid in January 2024) Washington, D.C. Office (4Q’23 Principal Amount: $163 million) Upgraded from 4 to 3 Downgraded from 3 to 4 Raleigh Multifamily Downgraded from 3 to 4 San Diego Multifamily

Case Studies: Watch List Loans (Risk Rating 5)

Investment	Mountain View Office	Minneapolis Office	Seattle Life Science
Loan Type	Floating-Rate Senior Loan	Floating-Rate Senior Loan(2)	Floating-Rate Senior Loan
Investment Date	July 2021	November 2017	October 2021
Collateral	Five Class-A Office Buildings totaling 446k SF	Two Class-A Office Buildings totaling 1.1mm SF	Class-A Office totaling 210k SF
Loan Purpose	Acquisition	Refinance	Acquisition
Location	Mountain View, CA	Minneapolis, MN	Seattle, WA
Committed Amount	$250 million(1)	$199 million(2)	$140 million(3)
Current Principal Amount	$201 million	$194 million(2)	$117 million
Loan Basis(4)	$654 / SF	$182 / SF	$745 / SF
Coupon	+ 3.4%	+ 2.3%(2)	+ 3.2%
Max Remaining Term (Yrs.)	2.6	1.5(2)	2.8
Loan Risk Rating	5	5	5

(1) The total whole loan is $363 million, co-originated and co-funded by KREF and a KKR affiliate. KREF's interest was 69% of the loan or $250 million
(2) The total whole loan is $199 million, including (i) a fully funded senior mortgage loan of $120 million, at an interest rate of S+2.3% and (ii) a mezzanine note with a commitment of $79 million, of which $74 million was funded as of December 31, 2023, at a fixed PIK interest rate of 4.5%
(3) The total whole loan is $188 million, co-originated and co-funded by KREF and a KKR affiliate. KREF's interest was 75% of the loan or $140 million
(4) Loan basis reflects outstanding current principal amount before any CECL adjustments

KREF

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12 Case Studies: Watch List Loans (Risk Rating 4) Investment Boston Office West Hollywood Multifamily San Diego Multifamily Raleigh Multifamily Loan Type Floating-Rate Senior Loan Floating-Rate Senior Loan Floating-Rate Senior Loan Floating-Rate Senior Loan Investment Date February 2021 January 2022 October 2021 April 2022 Collateral Class-A Office totaling 741k SF 37-unit Class-A Multifamily 231-unit Class-A Multifamily 320-unit Class-B Multifamily Loan Purpose Refinance Refinance Refinance Acquisition Location Boston, MA West Hollywood, CA San Diego, CA Raleigh, NC Committed Amount $188 million(1) $107 million $104 million $83 million Current Principal Amount $188 million(1) $105 million $104 million $80 million Loan Basis(2) $506 / SF $2,839,392 / unit $448,052 / unit $250,170 / unit Coupon + 3.4% + 3.1% + 2.9% + 3.0% Max Remaining Term (Yrs.) 2.1 3.1 2.9 3.4 Loan Risk Rating 4 4 4 4 (1) Amounts include $150 million of non-consolidated senior interest. KREF's retained mezzanine position is $38 million (2) Loan basis reflects outstanding current principal amount before any CECL adjustments

13 Overview of Real Estate Owned REO: Current and Projected Location Property Type Carrying Value ($ in millions) Carrying Value per Square Foot Portland, OR Retail / Redevelopment $82 n.a. Philadelphia, PA Office / Garage 77 $107 / SF Total Current REO $159 Mountain View, CA Class A Office Campus 122(2)(3) $396 / SF Total Current and Projected REO $280 Property Type Location Note: Figures as of December 31, 2023. Property Type and Location breakouts based on Carrying Value (1) Equity represents Carrying Value less current financing (2) Carrying Value represents amortized cost of the loan less 4Q’23 CECL Allowance (3) Loan was co-funded by KREF and a KKR affiliate. KREF’s interest was 69% of the loan Approximately $150 million of equity(1) is held in our current and projected Real Estate Owned (REO) properties Office 71% Retail / Redevelopment 29% CA 44% OR 29% PA 27%

Financing Overview: 76% Non-Mark-To-Market

Diversified financing sources totaling $8.9 billion with $2.8 billion of undrawn capacity

Summary of Outstanding Financing

($ in Millions)	Maximum Capacity	Outstanding Principal Amount	Weighted Avg. Coupon[1]	Advance Rate	Non-MTM
Term Credit Facilities	$2,000	$1,477	+1.9%	66.2%	(2)
Term Lending Agreements	$1,977	$1,329	+1.8%	76.5%	✓
Warehouse Facility	$500	$0	n/a	n/a	✓
Secured Term Loan	$343	$343	+3.6%	—	✓
Corporate Revolving Credit Facility	$610	$160	+2.0%	—	✓
Total Debt	**$5,430**	**$3,310**			
Collateralized Loan Obligations	$1,943	$1,943	+1.5%	84.5%	✓
Term Loan Facility	$1,000	$561	+1.9%	78.1%	✓
Asset Specific Financing	$491	$266	+2.9%	83.0%	✓
Total Leverage	**$8,864**	**$6,080**			

Leverage Ratios



2.3x
4.2x
Debt-To-Equity Ratio(3)
Total Leverage Ratio(4)

Outstanding Financing[5]



Term Credit Facilities 24%
Collateralized Loan Obligations 31%
Term Lending Agreements 21%
Term Loan Facility 9%
Secured Term Loan 5%
Asset Specific 4%
Senior Loan Interests 3%
Revolver 3%
Non-Mark-to-Market 76%

(1) Weighted average coupon expressed as spread over Term SOFR
(2) Term credit facilities are marked to credit only and not subject to capital markets mark-to-market provisions
(3) Represents (i) total outstanding debt agreements (excluding non-recourse facilities), and secured term loan, less cash to (ii) total permanent equity, in each case, at period end
(4) Represents (i) total outstanding debt agreements, secured term loan, and collateralized loan obligation, less cash to (ii) total permanent equity, in each case, at period end
(5) Based on outstanding principal amount of secured financing, including non-consolidated senior interests, that resulted from non-recourse sales of senior loan interest in loans KREF originated

KREF

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15 Financing Overview: Term Credit Facilities Counterparty Total or Weighted Average Drawn $647 $483 $347 $1,477 Capacity $1,000 $600 $400 $2,000 Collateral: Loans / Principal Balance 8 Loans / $982 11 Loans / $730 8 Loans / $520 27 Loans / $2,232 Final Stated Maturity(1) September 2026 March 2026 December 2027 - Weighted Average Pricing(2) +1.5% + 2.0% +2.6% +1.9% Weighted Average Advance 65.9% 66.2% 66.8% 66.2% Mark-to-market Credit Only Credit Only Credit Only - ($ in Millions) (1) Based on extended maturity date (2) Weighted average pricing expressed as spread over Term SOFR (3) Based on principal balance of financing Property Type(3): Office 32% Multifamily 31% Life Science 17% Industrial 17% Single Family Rental 3%

16 $136 $586 $136 $450 $44 $630 Cash Undrawn Corporate Revolver Approved and Undrawn Credit Capacity Total Available Liquidity $0 $100 $200 $300 $400 $500 $600 $700 Liquidity Overview (1) Represents under-levered amounts under financing facilities. While these amounts were previously contractually approved and/or drawn, in certain cases, the lender’s consent is required for us to (re)borrow these amounts ($ in Millions) Sources of Available Liquidity In addition to the available liquidity below, KREF had $43 million of unencumbered senior loans that can be pledged to financing facilities subject to lender approval as of December 31, 2023 (4) (1)

17 Earnings Sensitivity to Change in SOFR 99% floating-rate loan portfolio indexed to Term SOFR Quarterly Net Interest Income Per Share Sensitivity to Change in Market Rates(1) Term SOFR = 5.35% As of December 31, 2023 ($ Impact Per Share) Note: Based on portfolio as of December 31, 2023 Change in SOFR ($0.03) ($0.02) $0.00 $0.02 $0.03 -1.00% -0.50% 0.00% +0.50% +1.00% ($0.05) ($0.04) ($0.03) ($0.02) ($0.01) $0.00 $0.01 $0.02 $0.03 $0.04 $0.05 (1) Excludes loans accounted for under the cost recovery method

18 Appendix

Portfolio Details

($ in Millions)

#	Investment[1]	Location	Property Type	Investment Date	Total Whole Loan[2]	Committed Principal Amount[2]	Current Principal Amount	Net Equity[3]	Coupon[4][5]	Max Remaining Term (Yrs)[4][6]	Loan Per SF / Unit / Key[7]	LTV[4][8]	Risk Rating
Senior Loans[9]													
1	Senior Loan	Arlington, VA	Multifamily	9/30/2021	$381.0	$381.0	$369.0	$74.1	+3.3%	2.8	$332,439 / unit	69%	3
2	Senior Loan	Boston, MA	Life Science	8/3/2022	312.5	312.5	195.4	27.3	+4.2%	3.6	$747 / SF	56%	3
3	Senior Loan	Bellevue, WA	Office	9/13/2021	520.8	260.4	182.5	47.7	+3.7%	3.3	$855 / SF	63%	3
4	Senior Loan	Various	Industrial	4/28/2022	504.5	252.3	252.3	50.6	+2.7%	3.4	$98 / SF	64%	3
5	Senior Loan	Mountain View, CA	Office	7/14/2021	362.8	250.0	200.9	118.5	+3.4%	2.6	$654 / SF	n.a.	5
6	Senior Loan	Bronx, NY	Industrial	8/27/2021	381.2	228.7	198.9	43.0	+4.2%	2.7	$277 / SF	52%	3
7	Senior Loan	Los Angeles, CA	Multifamily	2/19/2021	220.0	220.0	220.0	33.9	+2.9%	2.2	$410,430 / unit	68%	3
8	Senior Loan	Various	Multifamily	5/31/2019	206.5	206.5	206.5	41.9	+4.0%	1.4	$192,991 / unit	74%	3
9	Senior Loan	Minneapolis, MN	Office	11/13/2017	199.4	199.4	194.4	89.0	+2.3%	1.5	$182 / SF	n.a.	5
10	Senior Loan	Various	Industrial	6/15/2022	375.5	187.8	173.3	37.7	+2.9%	3.5	$125 / SF	50%	3
11	Senior Loan	Boston, MA	Office	2/4/2021	375.0	187.5	187.5	37.5	+3.4%	2.1	$506 / SF	71%	4
12	Senior Loan	The Woodlands, TX	Hospitality	9/15/2021	183.3	183.3	180.9	33.0	+4.3%	2.8	$199,015 / key	64%	3
13	Senior Loan	Washington, D.C.	Office	11/9/2021	181.0	181.0	163.4	54.8	+2.9%	3.9	$458 / SF	55%	3
14	Senior Loan[10]	Washington, D.C.	Office	12/20/2019	175.5	175.5	173.4	83.4	+3.5%	1.0	$848 / SF	58%	3
15	Senior Loan	West Palm Beach, FL	Multifamily	12/29/2021	171.5	171.5	170.9	26.1	+2.8%	3.0	$210,456 / unit	73%	3
16	Senior Loan	Various	Self-Storage	12/21/2022	336.6	168.3	129.6	26.1	+3.8%	4.0	$19,498 / unit	64%	3
17	Senior Loan	Boston, MA	Life Science	4/27/2021	332.3	166.2	161.1	31.5	+3.7%	2.4	$669 / SF	66%	3
18	Senior Loan[10]	New York, NY	Condo (Residential)	12/20/2018	151.3	151.3	149.9	55.6	+3.7%	0.0	$2,498,416 / unit	69%	3
19	Senior Loan	Plano, TX	Office	2/6/2020	150.7	150.7	150.7	23.3	+2.8%	1.1	$208 / SF	64%	3
20	Senior Loan	Redwood City, CA	Life Science	9/30/2022	580.7	145.2	0.0	-1.0	+4.5%	3.8	$885 / SF	53%	3
21	Senior Loan	Seattle, WA	Life Science	10/1/2021	188.0	140.3	116.8	45.6	+3.2%	2.8	$745 / SF	n.a.	5
22	Senior Loan	Dallas, TX	Office	12/10/2021	138.0	138.0	138.0	25.8	+3.7%	2.9	$439 / SF	68%	3
23	Senior Loan	Boston, MA	Multifamily	3/29/2019	137.0	137.0	137.0	27.8	+3.4%	0.3	$351,282 / unit	64%	3
24	Senior Loan	Arlington, VA	Multifamily	1/20/2022	135.3	135.3	133.1	30.6	+2.9%	3.1	$443,550 / unit	78%	3
25	Senior Loan	Fontana, CA	Industrial	5/11/2021	132.0	132.0	109.4	42.9	+4.7%	2.4	$113 / SF	64%	3
26	Senior Loan	Fort Lauderdale, FL	Hospitality	11/9/2018	127.5	127.5	127.5	65.5	+5.0%	0.2	$368,497 / key	66%	3
26	Senior Loan	San Carlos, CA	Life Science	2/1/2022	195.9	125.0	102.8	30.5	+3.6%	3.1	$702 / SF	68%	3
27	Senior Loan	Cambridge, MA	Life Science	12/22/2021	401.3	115.7	87.6	21.3	+4.0%	3.0	$1,072 / SF	51%	3
29	Senior Loan[11]	Philadelphia, PA	Office	6/19/2018	114.3	114.3	114.3	20.4	+2.8%	3.1	$117 / SF	64%	3
30	Senior Loan	Pittsburgh, PA	Student Housing	6/8/2021	112.5	112.5	112.5	17.3	+3.0%	2.4	$155,602 / unit	74%	3
31	Senior Loan	West Hollywood, CA	Multifamily	1/26/2022	107.0	107.0	105.1	18.6	+3.1%	3.1	$2,839,392 / unit	65%	4
32	Senior Loan	Las Vegas, NV	Multifamily	12/28/2021	106.3	106.3	102.0	17.4	+2.8%	3.0	$193,182 / unit	75%	3
33	Senior Loan[12]	Chicago, IL	Office	7/15/2019	105.0	105.0	88.4	19.9	+2.3%	4.6	$85 / SF	57%	3
34	Senior Loan	San Diego, CA	Multifamily	10/20/2021	103.5	103.5	103.5	18.9	+2.9%	2.9	$448,052 / unit	71%	4
35	Senior Loan	Boston, MA	Industrial	6/28/2022	285.5	100.0	99.3	20.5	+3.0%	3.5	$198 / SF	52%	3
36	Senior Loan	Washington, D.C.	Office	1/13/2022	228.5	100.0	65.8	13.1	+3.3%	4.1	$241 / SF	55%	3
37	Senior Loan	Phoenix, AZ	Industrial	1/13/2022	195.3	100.0	58.1	14.1	+4.0%	3.1	$57 / SF	57%	3
38	Senior Loan	Cary, NC	Multifamily	11/21/2022	100.0	100.0	95.0	18.2	+3.4%	3.9	$243,656 / unit	63%	3
39	Senior Loan	Orlando, FL	Multifamily	12/14/2021	97.4	97.4	89.3	23.3	+3.1%	3.0	$235,601 / unit	74%	3
40	Senior Loan	Brisbane, CA	Life Science	7/22/2021	95.0	95.0	90.8	18.0	+3.1%	2.6	$784 / SF	71%	3
41	Senior Loan	Brandon, FL	Multifamily	1/13/2022	90.3	90.3	67.4	10.1	+3.1%	3.1	$193,586 / unit	75%	3
42	Senior Loan	Dallas, TX	Multifamily	12/23/2021	90.0	90.0	80.1	17.2	+2.9%	3.0	$246,511 / unit	67%	3
43	Senior Loan	Miami, FL	Multifamily	10/14/2021	89.5	89.5	89.5	17.4	+2.9%	2.9	$304,422 / unit	76%	3
44	Senior Loan	Dallas, TX	Office	1/22/2021	87.0	87.0	87.0	14.6	+3.4%	2.1	$294 / SF	63%	3
45	Senior Loan	San Antonio, TX	Multifamily	6/1/2022	246.5	86.3	80.3	19.8	+2.8%	3.4	$103,007 / unit	68%	3
46	Senior Loan	Scottsdale, AZ	Multifamily	5/9/2022	169.0	84.5	84.5	13.0	+2.9%	3.4	$457,995 / unit	64%	3
47	Senior Loan	Raleigh, NC	Multifamily	4/27/2022	82.9	82.9	80.1	16.7	+3.0%	3.4	$250,170 / unit	68%	4
48	Senior Loan	Hollywood, FL	Multifamily	12/20/2021	81.0	81.0	81.0	15.1	+3.1%	3.0	$327,935 / unit	74%	3
49	Senior Loan	Charlotte, NC	Multifamily	12/14/2021	79.3	79.3	75.5	12.0	+3.1%	3.0	$205,055 / unit	74%	3
50	Senior Loan[13]	Various	Industrial	6/30/2021	153.0	76.5	63.7	27.1	+5.5%	2.5	$74 / SF	59%	3

*See footnotes on subsequent page

KREF

19

Portfolio Details

($ in Millions)

#	Investment[1]	Location	Property Type	Investment Date	Total Whole Loan[2]	Committed Principal Amount[2]	Current Principal Amount	Net Equity[3]	Coupon[4][5]	Max Remaining Term (Yrs)[4][6]	Loan Per SF / Unit / Key[7]	LTV[4][8]	Risk Rating
Senior Loans[9]													
51	Senior Loan	Phoenix, AZ	Single Family Rental	4/22/2021	$72.1	$72.1	$67.7	$17.7	+4.9%	2.4	$157,092 / unit	50%	3
52	Senior Loan	Denver, CO	Multifamily	9/14/2021	70.3	70.3	70.3	10.7	+2.8%	2.8	$290,496 / unit	78%	3
53	Senior Loan	Washington, D.C.	Multifamily	12/4/2020	69.0	69.0	66.8	10.7	+3.6%	1.9	$267,000 / unit	63%	3
54	Senior Loan	Dallas, TX	Multifamily	8/18/2021	68.2	68.2	68.2	10.2	+3.9%	2.7	$189,444 / unit	70%	3
55	Senior Loan	Manassas Park, VA	Multifamily	2/25/2022	68.0	68.0	68.0	13.3	+2.7%	3.2	$223,684 / unit	73%	3
56	Senior Loan	Plano, TX	Multifamily	3/31/2022	67.8	67.8	67.4	19.0	+2.8%	3.3	$253,226 / unit	75%	3
57	Senior Loan	Nashville, TN	Hospitality	12/9/2021	66.0	66.0	64.7	10.1	+3.7%	3.0	$281,237 / key	68%	3
58	Senior Loan	Oakland, CA	Office	10/23/2020	205.5	64.4	45.8	7.2	+4.4%	1.9	$141 / SF	55%	2
59	Senior Loan	Atlanta, GA	Multifamily	12/10/2021	61.5	61.5	59.3	14.8	+3.0%	3.0	$196,421 / unit	67%	3
60	Senior Loan	Durham, NC	Multifamily	12/15/2021	60.0	60.0	56.5	10.1	+3.0%	3.0	$163,879 / unit	67%	3
61	Senior Loan	San Antonio, TX	Multifamily	4/20/2022	57.6	57.6	56.4	10.6	+2.7%	3.4	$164,950 / unit	79%	3
62	Senior Loan	Queens, NY	Industrial	2/22/2022	55.3	55.3	54.7	13.9	+4.0%	0.7	$89 / SF	68%	3
63	Senior Loan	Sharon, MA	Multifamily	12/1/2021	51.9	51.9	51.9	7.7	+2.9%	2.9	$270,443 / unit	70%	3
64	Senior Loan	Reno, NV	Industrial	4/28/2022	140.4	50.5	50.5	11.4	+2.7%	3.4	$117 / SF	74%	3
65	Senior Loan	Carrollton, TX	Multifamily	4/1/2022	48.5	48.5	47.5	13.8	+2.9%	3.3	$148,428 / unit	74%	3
66	Senior Loan	Dallas, TX	Multifamily	4/1/2022	43.9	43.9	42.6	11.6	+2.9%	3.3	$119,706 / unit	73%	3
67	Senior Loan	Georgetown, TX	Multifamily	12/16/2021	41.8	41.8	41.8	10.3	+3.4%	3.0	$199,048 / unit	68%	3
68	Senior Loan	San Diego, CA	Multifamily	4/29/2022	203.0	40.0	39.7	6.2	+2.6%	3.4	$455,485 / unit	63%	3
69	Senior Loan	Denver, CO	Industrial	12/11/2020	15.4	15.4	12.1	4.4	+3.8%	2.0	$47 / SF	61%	2
Total / Weighted Average					**$11,842.2**	**$8,390.1**	**$7,558.0**	**$1,821.0**	**+3.3%**	**2.7**		**66%**	**3.2**
CMBS B-Pieces													
1	RECOP I[14]	Various	Various	2/13/2017	n.a.	$40.0	$35.7	$35.7	4.7%	5.5	n.a.	58%	n.a.
Total / Weighted Average						**$40.0**	**$35.7**	**$35.7**	**4.7%**	**5.5**		**58%**	
Real Estate Owned													
1	Real Estate Asset	Portland, OR	Retail	12/16/2021	n.a.	n.a.	$82.1	$82.1	n.a.	n.a.	n.a.	n.a.	n.a.
2	Real Estate Asset	Philadelphia, PA	Office	12/22/2023	n.a.	n.a.	76.5	26.5	n.a.	n.a.	n.a.	n.a.	n.a.
Total / Weighted Average							**$158.6**	**$108.6**					
Portfolio Total / Weighted Average						**$8,430.1**	**$7,752.3**	**$1,965.2**	**8.7%**	**2.7**		**66%**	**3.2**

*See footnotes on subsequent page

KREF

20

21 Portfolio Details (1) Our total portfolio represents the current principal amount on senior and mezzanine loans, net equity in RECOP I, which holds CMBS B-Piece investments, and net carrying value of our REO investments. Excludes one mezzanine loan with an outstanding principal of $5.5 million that was fully written off. For Senior Loan 9, the total whole loan is $199.4 million, including (i) a fully funded senior mortgage loan of $120.0 million, at an interest rate of S+2.25% and (ii) a mezzanine note with a commitment of $79.4 million, of which $74.4 million was funded as of December 31, 2023, at a fixed interest rate of 4.5%. The mezzanine note interest is payment-in-kind (“PIK Interest”), which is capitalized, compounded, and added to the outstanding principal balance of the respective loans. For Senior Loan 11, the total whole loan is $375.0 million, co-originated and co-funded by us and a KKR affiliate. Our interest is 50% of the loan or $187.5 million, of which $150.0 million in senior notes were syndicated to a third party. Post syndication, we retained a mezzanine loan with a commitment of $37.5 million, fully funded as of December 31, 2023, at an interest rate of S+7.96%. For Senior Loan 31, the total whole loan is $107.0 million, including (i) a fully funded senior mortgage loan of $102.0 million, at an interest rate of S+3.06%, (ii) a senior mezzanine note with $2.3 million funded as of December 31, 2023, at a fixed interest rate of 10.0% and (iii) a fully funded junior mezzanine note of $0.8 million, at a fixed interest rate 10.0% with certain profit share provisions, as defined in the loan agreement. For Senior Loan 58, the total whole loan is $205.5 million, co-originated and co-funded by us and a KKR affiliate. Our interest is 31% of the loan or $64.4 million, of which $54.3 million in senior notes were syndicated to third party lenders. Post syndication, we retained a mezzanine loan with a commitment of $10.1 million, of which $7.2 million was funded as of December 31, 2023, at an interest rate of S+13.02%. (2) Total Whole Loan represents total commitment of the entire whole loan originated. Committed Principal Amount includes participations by KKR affiliated entities and third parties that are syndicated/sold. (3) Net equity reflects (i) the amortized cost basis of our loans, net of borrowings; and (ii) the cost basis of our investments in RECOP I and REO. (4) Weighted average is weighted by the current principal amount for our senior and mezzanine loans and by net equity for our RECOP I CMBS B-Pieces. Risk-rated 5 loans are excluded from the weighted average LTV. (5) Coupon expressed as spread over Term SOFR. (6) Max remaining term (years) assumes all extension options are exercised, if applicable. (7) Loan Per SF / Unit / Key is based on the current principal amount divided by the current SF / Unit / Key. For Senior Loans 2, 3, 6, 20, 25, 28, 37, 50, 51, and 69, Loan Per SF / Unit / Key is calculated as the total commitment amount of the loan divided by the proposed SF / Unit / Key. (8) For senior loans, LTV is generally based on the initial loan amount divided by the as-is appraised value as of the date the loan was originated or by the current principal amount as of the date of the most recent as-is appraised value; for mezzanine loans, LTV is based on the current balance of the whole loan divided by the as-is appraised value as of the date the loan was originated; for RECOP I CMBS B-Pieces, LTV is based on the weighted average LTV of the underlying loan pool at issuance. Weighted Average LTV excludes risk-rated 5 loans. For Senior Loan 18, LTV is based on the current principal amount divided by the adjusted appraised gross sellout value net of sales cost. For Senior Loans 2, 3, 6, 20, 25, 28, 37, 50, 51, and 69, LTV is calculated as the total commitment amount of the loan divided by the as-stabilized value as of the date the loan was originated. (9) Senior loans include senior mortgages and similar credit quality investments, including junior participations in our originated senior loans for which we have syndicated the senior participations and retained the junior participations for our portfolio and excludes vertical loan participations.. (10) Senior Loan 14 and Senior Loan 18 were fully repaid in January 2024. (11) For Senior Loan 29, the Total Whole Loan, Committed Principal Amount, and Current Principal Amount excludes junior mezzanine notes with a total outstanding principal of $25.0 million that was fully written off. (12) For Senior Loan 33, the Total Whole Loan, Committed Principal Amount, and Current Principal Amount excludes a subordinated note with a total outstanding principal of $15.0 million that was fully written off. (13) For Senior Loan 50, the total whole loan facility is $153.0 million co-originated and co-funded by us and a KKR affiliate. Our interest was 50% of the facility, or $76.5 million. The facility is comprised of individual cross-collateralized whole loans. As of December 31, 2023, there were five underlying senior loans in the facility with a commitment of $76.5 million and outstanding principal of $63.7 million. (14) Represents our investment in an aggregator vehicle alongside RECOP I that invests in CMBS B-Pieces. Committed principal represents our total commitment to the aggregator vehicle whereas current principal represents the current funded amount.

22 Fully Extended Loan Maturities (1) Excludes real estate owned and CMBS B-Pieces held through an equity method investment (2) Based on current principal amount Fully Extended Loan Maturities(1)(2) ($ in Millions) $469 $837 $2,700 $3,268 $284 2024 2025 2026 2027 2028 $0 $1,000 $2,000 $3,000 $4,000 Fully extended weighted average loan maturity of 2.7 years

23 KREF Debt Maturities (1) Based on outstanding principal balance of financing (2) Represents the earlier of (i) the maximum maturity of the underlying loans pledged as collateral or (ii) the maximum maturity of the respective financing agreements (3) Does not include KREF’s Secured Term Loan or Collateralized Loan Obligations (CLOs) Upcoming Debt Maturities by Year(1)(2)(3) ($ in Millions) $245 $305 $1,798 $1,345 $100 2024 2025 2026 2027 2028 $0 $500 $1,000 $1,500 $2,000 No corporate debt or final facility maturities due until the first quarter of 2026

24 Consolidated Balance Sheets (1) Includes $5 million and $151 million of cash held in collateralized loan obligation as of December 31, 2023 and 2022, respectively (in thousands - except share and per share data) December 31, 2023 December 31, 2022 Assets Cash and cash equivalents(1) $ 135,898 $ 239,791 Commercial real estate loans, held-for-investment 7,343,548 7,494,138 Less: Allowance for credit losses (210,470) (106,974) Commercial real estate loans, held-for-investment, net 7,133,078 7,387,164 Real estate owned assets, held for sale 101,017 — Real estate owned, held for investment, net 82,091 80,231 Accrued interest receivable 41,003 39,005 Equity method investments 35,076 36,849 Other assets 19,455 19,281 Total Assets $ 7,547,618 $ 7,802,321 Liabilities and Equity Liabilities Secured financing agreements, net $ 3,782,419 $ 3,748,691 Collateralized loan obligations, net 1,942,171 1,935,592 Secured term loan, net 335,331 336,828 Convertible notes, net — 143,237 Dividends payable 29,805 29,711 Accrued interest payable 20,207 17,859 Real estate owned liabilities, held for sale 15,883 — Due to affiliates 8,270 8,722 Other liabilities 9,350 10,245 Total Liabilities 6,143,436 6,230,885 Commitments and Contingencies — — Equity Preferred Stock, $0.01 par value, 50,000,000 shares authorized Series A cumulative redeemable preferred stock, (13,110,000 shares issued and outstanding as of December 31, 2023 and 2022); liquidation preference of $25.00 per share 131 131 Common stock, $0.01 par value, 300,000,000 authorized (75,299,556 and 75,080,707 shares issued; 69,313,860 and 69,095,011 shares outstanding; as of December 31, 2023 and 2022, respectively) 693 691 Additional paid-in capital 1,815,077 1,808,983 Accumulated deficit (314,370) (141,503) Repurchased stock (5,985,696 shares repurchased as of December 31, 2023 and 2022) (96,764) (96,764) Total KKR Real Estate Finance Trust Inc. stockholders' equity 1,404,767 1,571,538 Noncontrolling interests in equity of consolidated joint venture (585) (102) Total Equity 1,404,182 1,571,436 Total Liabilities and Equity $ 7,547,618 $ 7,802,321

Consolidated Statements of Income

(in thousands - except share and per share data)	Three Months Ended December 31, 2023	Three Months Ended September 30, 2023	Three Months Ended December 31, 2022	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021
Net Interest Income						
Interest income	$ 165,024	$ 163,229	$ 143,508	$ 640,412	$ 421,968	$ 279,950
Interest expense	118,532	118,617	91,592	458,802	236,095	114,439
Total net ineterest income	46,492	44,612	51,916	181,610	185,873	165,511
Other income						
Revenue from real estate owned operations	2,520	1,795	2,417	8,545	8,971	—
Income from equity method investments	374	839	820	1,417	4,655	6,371
Other income	1,280	2,809	1,576	11,237	5,568	686
Gain on sale of investments	—	—	—	—	—	5,126
Total other income	4,174	5,443	4,813	21,199	19,194	12,183
Operating Expenses						
General and administrative	4,600	4,788	4,576	18,788	17,616	14,235
Provision for (reversal of) credit losses, net	49,500	8,814	21,189	175,116	112,373	(4,059)
Management fees to affiliate	6,523	6,566	6,578	26,171	25,680	19,378
Incentive compensation to affiliate	—	69	634	2,491	634	10,273
Expenses from real estate owned operations	2,957	2,819	3,593	11,190	11,113	—
Total operating expenses	63,580	23,056	36,570	233,756	167,416	39,827
Income (Loss) Before Income Taxes, Noncontrolling Interests, Preferred Dividends, Redemption Value Adjustment and Participating Securities' Share in Earnings	**(12,914)**	**26,999**	**20,159**	**(30,947)**	**37,651**	**137,867**
Income tax expense	199	165	58	710	58	684
Net Income (Loss)	**(13,113)**	**26,834**	**20,101**	**(31,657)**	**37,593**	**137,183**
Net income (loss) attributable to noncontrolling interests	(226)	(307)	(227)	(806)	(510)	—
Net Income (Loss) Attributable to KREF Trust Inc. and Subsidiaries	**(12,887)**	**27,141**	**20,328**	**(30,851)**	**38,103**	**137,183**
Preferred stock dividends and redemption value adjustment	5,326	5,326	5,326	21,304	21,304	11,369
Participating securities' shares in earnings	525	414	400	1,764	1,428	179
Net Income (Loss) Attributable to Common Stockholders	**$ (18,738)**	**$ 21,401**	**$ 14,602**	**$ (53,919)**	**$ 15,371**	**$ 125,635**
Net Income (Loss) Per Share of Common Stock, Basic	**$ (0.27)**	**$ 0.31**	**$ 0.21**	**$ (0.78)**	**$ 0.23**	**$ 2.22**
Net Income (Loss) Per Share of Common Stock, Diluted	**$ (0.27)**	**$ 0.31**	**$ 0.21**	**$ (0.78)**	**$ 0.23**	**$ 2.21**
Weighted Average Number of Shares of Common Stock Outstanding, Basic	69,384,309	69,122,636	69,109,790	69,180,039	67,553,578	56,571,200
Weighted Average Number of Shares of Common Stock Outstanding, Diluted	69,384,309	69,122,636	69,109,790	69,180,039	67,553,578	56,783,388
Dividends Declared per Share of Common Stock	$ 0.43	$ 0.43	$ 0.43	$ 1.72	$ 1.72	$ 1.72

KREF

25

Reconciliation of GAAP Net Income (Loss) to Distributable Earnings (Loss)

(in thousands - except share and per share data)	Year Ended		Three Months Ended			
	December 31, 2023	Per Diluted Share[1]	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023
Net Income (Loss) Attributable to Common Stockholders	$ (53,919)	$ (0.78)	$ (18,738)	$ 21,401	$ (25,772)	$ (30,810)
Adjustments						
Non-cash equity compensation expense	8,075	0.12	1,565	2,184	2,174	2,152
Unrealized (gains) or losses, net	1,859	0.03	419	(25)	292	1,173
Provision for (reversal of) credit losses, net	175,116	2.53	49,500	8,814	56,335	60,467
Non-cash convertible notes discount amortization	133	—	—	—	44	89
Distributable Earnings before realized loss on loan write-offs	$ 131,264	$ 1.90	$ 32,746	$ 32,374	$ 33,073	$ 33,071
Realized loss on loan write-offs[2]	(73,706)	(1.07)	(58,706)	(15,000)	—	—
Distributable Earnings (Loss)	$ 57,558	$ 0.83	$ (25,960)	$ 17,374	$ 33,073	$ 33,071
Weighted average number of shares of common stock outstanding, diluted	69,180,039		69,384,309	69,122,636	69,115,654	69,095,011

(1) Numbers presented may not foot due to rounding
(2) Includes a $59 million write-off on a defaulted senior loan upon deed-in-lieu of foreclosure during the three months ended December 31, 2023 and a $15 million write-off of a subordinated loan during the three months ended September 30, 2023

KREF

26

Reconciliation of GAAP Net Income (Loss) to Distributable Earnings (Loss)

(in thousands - except share and per share data)	Year Ended December 31, 2023	Per Diluted Share[(1)]	December 31, 2022	Per Diluted Share[(1)]	December 31, 2021	Per Diluted Share[(1)]
Net Income (Loss) Attributable to Common Stockholders	**$ (53,919)**	**$ (0.78)**	**$ 15,371**	**$ 0.23**	**$ 125,635**	**$ 2.21**
Adjustments						
Non-cash equity compensation expense	8,075	0.12	7,835	0.12	7,428	0.13
Unrealized (gains) or losses, net	1,859	0.03	(1,326)	(0.02)	1,059	0.02
Provision for (reversal of) credit losses, net	175,116	2.53	112,373	1.66	(4,059)	(0.07)
Non-cash convertible notes discount amortization	133	—	361	0.01	361	0.01
Gain on redemption of non-voting manager units	—	—	—	—	(5,126)	—
Distributable Earnings before realized loss on loan write-offs	**$ 131,264**	**$ 1.90**	**$ 134,614**	**$ 1.99**	**$ 125,298**	**$ 2.21**
Realized loss on loan write-offs[(2)]	(73,706)	(1.07)	(25,000)	(0.37)	(32,905)	(0.58)
Distributable Earnings (Loss)	**$ 57,558**	**$ 0.83**	**$ 109,614**	**$ 1.62**	**$ 92,393**	**$ 1.63**
Weighted average number of shares of common stock outstanding, diluted	69,180,039		67,553,578		56,783,388	

(1) Numbers presented may not foot due to rounding
(2) Includes a $59 million write-off on a defaulted senior loan upon deed-in-lieu of foreclosure and a $15 million write-off of a subordinated loan during the year ended December 31, 2023. Includes a $25 million partial write-off of a defaulted senior loan during the year ended December 31, 2022. Includes a $32 million write-off upon taking title to the underlying collateral of a defaulted senior loan and a $1 million write-off of the remaining balance on an impaired mezzanine loan during the year ended December 31, 2021

KREF

27

28 Key Definitions “Distributable Earnings": Commencing for all periods ending on or after December 31, 2020, the Company has elected to present Distributable Earnings, a measure that is not prepared in accordance with GAAP, as a supplemental basis to KREF’s net income as determined in accordance with GAAP as the Company believes it would be useful to investors in evaluating the Company’s operating performance and its ability to pay its dividends. Distributable Earnings replaces the Company’s prior presentation of Core Earnings, and Core Earnings presentations from prior reporting periods have been recast as Distributable Earnings. The Company defines Distributable Earnings as net income (loss) attributable to stockholders or, without duplication, owners of the Company's subsidiaries, computed in accordance with GAAP, including realized losses not otherwise included in GAAP net income (loss) and excluding (i) non-cash equity compensation expense, (ii) depreciation and amortization, (iii) any unrealized gains or losses or other similar non-cash items that are included in net income for the applicable reporting period, regardless of whether such items are included in other comprehensive income or loss, or in net income, and (iv) one-time events pursuant to changes in GAAP and certain material non-cash income or expense items agreed upon after discussions between the Company’s Manager and board of directors and after approval by a majority of the independent directors. The exclusion of depreciation and amortization from the calculation of Distributable Earnings only applies to debt investments related to real estate to the extent the Company forecloses upon the property or properties underlying such debt investments. Distributable Earnings should not be considered as a substitute for GAAP net income or taxable income. The Company cautions readers that its methodology for calculating Distributable Earnings may differ from the methodologies employed by other REITs to calculate the same or similar supplemental performance measures, and as a result, the Company’s reported Distributable Earnings may not be comparable to similar measures presented by other REITs. LEED: LEED is the most widely used green building rating system in the world. LEED certification provides independent verification of a building or neighborhood’s green features, allowing for the design, construction, operations and maintenance of resource-efficient, high-performing, healthy, cost-effective buildings.